                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 4, 2005
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                                BNS Holding, Inc.
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             (Exact name of registrant as specified in its charter)

    DELAWARE                          1-5881                 20-1953457
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(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                 File Number)           Identification No.)

25 Enterprise Center, Suite 103, Middletown, Rhode Island                02842
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      (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (401) 848-6300
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;  CHANGE IN FISCAL
            YEAR.

     On April 4, 2005, the Board of Directors (the "Board") of BNS Holding, Inc.
(the "Company") approved, effective immediately, the following amendments to the
Company's By-Laws:

          o The Board modified SECTION 2.3. PLACE OF MEETINGS, to amend the town in which the Company's  principal office is in from North Kingstown,
            Rhode Island to Middletown, Rhode Island.

          o The Board also eliminated SECTION 3.2.  CLASSIFICATION OF DIRECTORS.
            This elimination provides that directors' terms are set for one year and that each  director will be subject to election at the Company's
            2005 Annual Meeting, as well as all future Annual Meetings.

          o In  connection  with  the   elimination  of  the  classified   board
            structure,  the Board amended SECTION 3.1.  NUMBER,  to provide that the number of directors  may not be less than two (or five after the
            2005 Annual Meeting) instead of the previous requirement of not less than six.

          o Also, in connection  with the  elimination of the  classified  board structure,  the Board amended SECTION 3.4.  TENURE,  to provide that each  director  shall hold office until the next annual  meeting and until his successor is elected and qualified.

          o The Board amended SECTION 4.6. TREASURER AND ASSISTANT TREASURER, to add the clause, "In the absence of the election of a Treasurer,  the
            Vice  President-Finance  shall  have all of the powers and duties of the Treasurer."

          o The Board also  amended  SECTION 11.  CORPROATE  SEAL,  to eliminate references to the trademark of the Company.

A copy of the Amended and  Restated  By-Laws of the Company is being filed as an exhibit to this Form 8-K.

Item 8.01.  OTHER EVENTS.

     In addition to the amendments to the By-Laws, on April 5, 2005, the Company issued a press release announcing that the Board had declared that the Company's
2005 Annual  Meeting  will be held on June 13, 2005 at the  Company's  principal executive  offices.  The Board also  determined  that the  record  date for such meeting  is May 4, 2005 and that  stockholders  as of that date will vote on the election of directors and the confirmation of Ernst & Young LLP as the Company's auditors. The press release is being filed as an exhibit to this Form 8-K.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      EXHIBIT NO.    EXHIBITS
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          3.1        Amended and Restated By-Laws of BNS Holding, Inc.
         99.1        Press Release dated April 5, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      BNS HOLDING, INC.

Dated: April 8, 2005                  By: /s/ Michael Warren
                                          -----------------------------------
                                          Name:  Michael Warren
                                          Title: President and Chief
                                                 Executive Officer